90132-P1 04/24

LEGG MASON PARTNERS INVESTMENT TRUST

SUPPLEMENT DATED APRIL 26, 2024

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED APRIL 1, 2024, OF

CLEARBRIDGE LARGE CAP GROWTH FUND (THE “FUND”)

The following replaces the section of the Fund’s SAI titled “Portfolio Managers – Portfolio Managers Securities Ownership”:

The table below identifies ownership of equity securities of the Fund by the portfolio managers responsible for the day-to-day management of the Fund as of November 30, 2023. These holdings are in addition to the shares held for the benefit of the portfolio managers under the incentive compensation program of the Subadviser.

Portfolio Managers	Dollar Range of Ownership of Securities ($)
Peter Bourbeau*	Over 1,000,000
Erica Furfaro**	10,001-50,000
Margaret Vitrano	Over 1,000,000

*	It is anticipated that Mr. Bourbeau will step down as a member of the Fund’s portfolio management team on or about December 31, 2024.

**	The information is as of February 29, 2024.

Please retain this supplement for future reference.